UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2021

ScanSource, Inc.

(Exact name of Registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615
(Address, Including Zip Code, of Principal Executive Offices)

(864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ScanSource, Inc. (the “Company”) held its annual meeting of the shareholders on January 28, 2021 (the “Annual Meeting”). At the Annual Meeting, each of the nine director nominees was elected and received greater than 96% approval of votes cast, the Company’s executive compensation program was approved, on an advisory basis, with greater than 82% approval of votes cast, and the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2021 was ratified with greater than 99% approval of votes cast. The Company received proxies totaling 96% of its issued and outstanding shares of common stock, representing 24,333,334 shares of common stock, as of the record date. Each of the following proposals were voted on at the Annual Meeting and are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 17, 2020, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of nine members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Baur	23,304,414	371,374	657,546
Peter C. Browning	23,320,874	354,914	657,546
Frank E. Emory, Jr.	23,577,882	97,906	657,546
Michael J. Grainger	23,039,118	636,670	657,546
Dorothy F. Ramoneda	23,339,308	336,480	657,546
John P. Reilly	22,918,041	757,747	657,546
Jeffrey R. Rodek	23,572,789	102,999	657,546
Elizabeth O. Temple	23,339,008	336,780	657,546
Charles R. Whitchurch	23,217,882	457,906	657,546

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
19,466,401	4,145,002	64,384	657,547

Advisory Vote to Ratify Grant Thornton LLP as the Independent Auditors for Fiscal 2021

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2021, based on the following final voting results:

For	Against	Abstain	Broker Non- Votes
24,313,090	16,725	3,519	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: January 29, 2021	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chief Executive Officer and Chairman of the Board